Impairment	12 Months Ended
Dec. 31, 2012
impairment of assets [Abstract]
Asset Impairment Charges
IMPAIRMENT
Our retail sites are the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of long-lived assets. Cash flows from each retail site vary from year to year and as a result, we identified and recorded asset impairment losses in 2011 and 2010 as changes in market demographics, traffic patterns, competition and other factors impacted the overall operations of certain of our individual retail sites.
For each retail site where events or changes in circumstances indicated that the carrying amount of the assets might not be recoverable, we compared the retail site’s carrying amount to its estimated future undiscounted cash flows to determine recoverability. If the sum of the estimated undiscounted cash flows did not exceed the carrying value, we then estimated the fair value of these retail sites to measure the impairment. To estimate the fair value of our retail sites, we used an income approach reflecting internally developed cash flows that included, among other things, our expectations of future cash flows based on sales volume, gross margins and operating expenses.
As a result of our impairment evaluation process, we concluded that some retail sites were impaired. The aggregate carrying values, estimated fair values and asset impairment losses for each segment were as follows (in millions):

	Year Ended December 31,
	2011	2010
Retail–U.S.:
Carrying values	$3	$3
Less: Estimated fair values	1	1
Asset impairment loss	$2	$2

Retail–Canada:
Carrying values	$1	$4
Less: Estimated fair values	—	1
Asset impairment loss	$1	$3